                                                                   EXHIBIT 10.32

                                 CARDIMA, INC.

                    A minimum of 2,666,666 ($6,000,000) and
                      a maximum of 4,666,666 ($10,500,000)
                            Shares of Common Stock,
                 and a detachable Warrant (as described below)


                             SALES AGENCY AGREEMENT
                             ----------------------

                                    As of February __, 2000

Sunrise Securities Corp.
135 E. 57th Street
New York, New York 10022

Dear Sirs:

          Cardima, Inc., a Delaware corporation (the "Company"), proposes to
                                                      -------
offer for sale in a private offering (the "Offering"), pursuant to Rule 506 of
                                           --------
Regulation D ("Regulation D") under the Securities Act of 1933, as amended (the
               ------------
"Act"), a minimum of 2,666,666 (including "Affiliate Shares," and "Insider
 ---
Shares", each as hereinafter defined, if any) and a maximum of 4,666,666 shares (the "Shares") of the Company's common stock, par value $0.001 per share (the
      ------
"Common Stock"), together with a detachable warrant to purchase one share of
-------------
Common Stock for each five Shares purchased in the Offering (the "Warrants" and
                                                                  --------
together with the Shares, the "Units").  This Offering is being made solely to
                               -----
"accredited investors" as defined in Regulation D. This is to confirm our agreement concerning your acting as our exclusive placement agent (the

"Placement Agent") in connection with the Offering.
----------------

          The Company has furnished or made available to the Placement Agent the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, (the "Form 10-K"), quarterly report on Form 10-Q for the quarter ended
            ---------
March 31, 1999, quarterly report on Form 10-Q for the quarter ended June 30, 1999, quarterly report on Form 10-Q for the quarter ended September 30, 1999 (the "Most Recent 10-Q") and any other reports filed by the Company pursuant to
      ----------------
the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the
                                                      ------------
rules and regulations promulgated thereunder, prior to Closing (collectively, the "SEC Filings"), in each case as filed with the Securities and Exchange
     -----------
Commission (the "Commission").
                 ----------

          1.  Appointment of Placement Agent.  On the basis of the
              ------------------------------
representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company hereby appoints you as its Placement Agent and grants to you the exclusive right to offer, as its agent, the Units pursuant to the terms of this Agreement. On the basis of such representations and warranties, and subject to such conditions, you hereby accept such appointment and agree to use your best efforts to secure subscriptions to purchase a minimum of 2,666,666 ($6,000,000) and a maximum of 4,666,666 ($10,500,000) Shares and accompanying Warrants pursuant to the terms of this Agreement. The agency created hereby is not terminable by the Company except upon termination of the Offering or upon expiration of the Offering Period (as hereinafter defined) in accordance with the terms of this Agreement.

          2.  Terms of the Offering.
              ---------------------

          (a) A minimum of 2,666,666, ($6,000,000) and a maximum of 4,666,666
($10,500,000) Shares and accompanying Warrants shall be offered for sale to prospective investors in the Offering ("Prospective Investors") at a purchase
                                        ---------------------
price equal to $2.25 per Share and accompanying Warrant (the "Purchase Price").
                                                              --------------
The first closing of the Offering shall be conditioned on a simultaneous closing of a $3,000,000 investment (the "St. Jude Investment") in the Company by St.
                                 -------------------
Jude Medical, Inc. Certain of the Shares and accompanying Warrants offered for sale may be sold to certain of the Company's current institutional investors (the "Insider Shares"). In addition, officers, directors and employees of the
      --------------
Company and the Placement Agent may purchase Shares and accompanying Warrants for their own accounts on the same terms and conditions as other investors (the "Affiliate Shares"). The Affiliate Shares and Insider Shares shall be included
 ----------------
in determining whether the minimum and maximum number of Shares and accompanying Warrants have been subscribed for, and all references herein to subscriptions from Prospective Investors shall be deemed to include the Affiliate Shares and the Insider Shares.

          (b) The Offering shall expire at 5:00 P.M., New York time, on April 10, 2000, unless extended from time to time for periods of up to an aggregate of 30 days by mutual agreement of the Company and the Placement Agent. Such period, as the same may be so extended, shall hereinafter be referred to as the "Offering Period."
 ---------------

          (c) Each Prospective Investor who desires to purchase Shares and accompanying Warrants shall be required to deliver to the Placement Agent one copy of a subscription agreement in the form annexed hereto as Exhibit A,
                                                               ---------
including the investor questionnaire (the "Subscription Agreement"), and payment
                                           ----------------------
in the amount necessary to purchase the number of Shares and accompanying Warrants such Prospective Investor desires to purchase. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency or validity of any check or other form of payment delivered by any Prospective Investor in payment for Shares and accompanying Warrants.

          (d) Pursuant to an Escrow Agreement, dated as of February __, 2000 (the "Escrow Agreement"), the Placement Agent has established a special account
      ----------------
with the United States Trust Company of New York (the "Escrow Agent") entitled
                                                       ------------
"Cardima, Inc. - Escrow Account" (the "Escrow Account").  The Placement Agent
                                       --------------
shall deliver each check received from a Prospective Investor to the Escrow Agent for deposit in the Escrow Account and shall deliver the executed copy of the Subscription Agreement received from such Prospective Investor to the Company. The Company shall notify the Placement Agent promptly of the acceptance or rejection of any subscription. The Company and/or the

Placement Agent may reject any subscription. The funds in respect of the St. Jude Investment shall be delivered to the Escrow Agent for deposit in the Escrow Account.

          (e) If subscriptions to purchase 2,666,666 Shares and accompanying Warrants ($6,000,000) are not received from Prospective Investors and the funds in respect of the St. Jude Investment are not received from St. Jude and accepted by the Company prior to the expiration of the Offering Period, the Offering shall be canceled, all funds received by the Escrow Agent on behalf of the Company shall be refunded in full without interest, and this Agreement and the agency created hereby shall be terminated without any further obligation on the part of either party, except as provided in Section 10 hereof.
                                                ----------

          (f) We agree that within 45 business days following completion of the Offering (the "Final Closing"), the Company will file a registration statement
               -------------
(the "Registration Statement") under the Act covering the resale of the Shares.
      ----------------------
In the event the Registration Statement is not filed by the end of such 45 business-day period (the "Filing Deadline"), the Company agrees to issue to each
                          ---------------
purchaser of Shares an additional number of shares equal to 1.0% of the number of Shares purchased for each 30 days or part thereof the filing is delayed until 60 days after the Filing Deadline, plus an additional 2% of the number of Shares so purchased for each 30 days thereafter, until the Registration Statement is filed. In addition, in the event the Company shall fail to cause the Registration Statement to be declared effective within 150 business days after the Final Closing (the "Effectiveness Deadline"), the Company agrees to issue to
                        ----------------------
each purchaser of Shares an additional number of shares equal to 1.0% of the number of Shares purchased for each 30 days or part thereof the effectiveness of the Registration Statement is delayed until 60 days after the Effectiveness Deadline, plus an additional 2% of the number of Shares so purchased for each 30 days thereafter, until the Registration Statement is declared effective. Notwithstanding anything contained herein to the contrary, the Company shall not be required to issue such additional shares of Common Stock in either instance of failure to timely file or failure to timely cause effectiveness of the Registration Statement, if such failure has been caused by (a) the failure of the holders of the Shares to be registered to provide information in connection with the Registration Statement or (b) the occurrence of a material event not in the ordinary course which may delay the filing of the Registration Statement pending public disclosure, which disclosure shall be promptly made. We further agree that the Company will use its reasonable best efforts to cause the Registration Statement (A) to become effective under the Act as promptly as practicable, and (B) to remain effective until such time as all Shares purchased in the Offering become eligible for resale pursuant to Rule 144 under the Act.

          (g) The Company may at any time refuse to permit holders of the Shares to resell any Shares pursuant to the Registration Statement upon delivery to such holders of a written certificate to the effect that withdrawal of the Registration Statement is necessary because a sale thereunder in then current form would constitute a violation of federal securities laws. In the event of a withdrawal, the Company shall use its best efforts to amend the Registration Statement and/or take all other necessary actions to again permit sales in compliance with the federal securities laws.

          3.  Closing.
              -------

          (a) Subject to the conditions set forth in Section 8 hereof, if
                                                     ---------
subscriptions to purchase at least 2,666,666 Shares and accompanying Warrants (including Insider Shares and Affiliate Shares) and funds in respect of the St. Jude Investment have been received prior to the expiration of the Offering Period and accepted by the Company, the initial closing under this Agreement (the "Closing") shall be held at the offices of Piper Marbury Rudnick & Wolfe
      -------
LLP, 1251 Avenue of the Americas, New York, New York, at 10:00 A.M., New York time, on the third business day following the date upon which the Placement Agent receives notice from the Company that subscriptions to purchase at least 2,666,666 Shares and accompanying Warrants (including Insider Shares and Affiliate Shares) and the funds in respect of the St. Jude Investment have been so accepted or at such other place, time and/or date as the Company and the Placement Agent shall agree upon. The Company shall provide the notice required by the preceding sentence as promptly as practicable. The date upon which the Closing is held shall hereinafter be referred to as the "Closing Date."
                                                         ------------

          (b) Subject to the conditions set forth in Section 8 hereof, if,
                                                     ---------
subsequent to the date the subscriptions referred to in Section 3(a) hereof are
                                                        -------------------
received and accepted and prior to the expiration of the Offering Period, additional subscriptions to purchase Shares and accompanying Warrants are received from Prospective Investors, which subscriptions are accepted by the Company, one or more additional closings under this Agreement (each, an

"Additional Closing") shall be held at the offices of Piper Marbury Rudnick &
-------------------
Wolfe LLP, 1251 Avenue of the Americas at 10:00 A.M., New York time, on the third business day following the date upon which the Placement Agent receives notice from the Company that additional subscriptions have been so accepted, or at such other place, time or date as the Company and the Placement Agent shall agree upon. The Company shall notify the Placement Agent as promptly as practicable whether any additional subscriptions so received have been accepted. The date upon which any Additional Closing is held shall hereinafter be referred to as an "Additional Closing Date."
          -----------------------

          Notwithstanding anything contained herein to the contrary, in no event shall the Company accept subscriptions to purchase in excess of 4,666,666 Shares and accompanying Warrants (including Insider Shares and Affiliate Shares).

          (c) At the Closing or an Additional Closing, as the case may be, the Company shall instruct the Escrow Agent to pay to the Placement Agent at the Closing or an Additional Closing, from the funds deposited in the applicable Escrow Account in payment for the Units, the cash amounts payable to the Placement Agent pursuant to Section 4 of this Agreement. Promptly after the
                            ---------
Closing Date or an Additional Closing Date, as the case may be, the Company shall deliver to the purchasers of Shares certificates representing the Shares and a warrant agreement representing the Warrants (the "Warrant Agreement") to
                                                        -----------------
which they are entitled.

          4.  Compensation.
              ------------

          (a) If subscriptions to purchase 2,666,666 Shares and accompanying Warrants (including Insider Shares and Affiliate Shares) are received from Prospective Investors prior to the expiration of the Offering Period and accepted by the Company, you shall be entitled to receive from the Company, as compensation for your services as Placement Agent under this Agreement, an aggregate amount equal to 7.0% of the gross proceeds received by the Company from the sales of the Shares and accompanying Warrants (the "Commission"), provided that no commission will be
A                           ----------
due to the Placement Agent with respect to the sale of the Insider Shares or the Compensatory Shares (as defined below). At the sole option of the Placement Agent, some or all of the Commission may be paid by the issuance of additional Shares of the Company's Common Stock and accompanying Warrants (the "Compensatory Shares"), which Compensatory Shares will be valued at $2.25 per
 -------------------
share and accompanying Warrant; provided, that at least 50% of the Commission due to the Placement Agent hereunder shall be paid by the issuance of such Compensatory Shares as provided herein. The Compensatory Shares and the shares of Common Stock issuable upon exercise of the accompanying Warrants will be entitled to the same registration rights afforded the Shares as set forth in the Subscription Agreement. All of the foregoing compensation is payable by the Company on the Closing Date or Additional Closing Date, as the case may be, with respect to the Units sold on such date.

          (b) If subscriptions to purchase 2,666,666 Shares and accompanying Warrants (including Insider Shares and Affiliate Shares) are received from Prospective Investors prior to the expiration of the Offering Period and accepted by the Company, the Company shall sell to you or, at your discretion, your designees, in addition to the amounts set forth in Section 4(a) above, and
                                                        ------------
you (or your designees) may buy warrants (individually, a "Placement Agent
                                                           ---------------
Warrant" and collectively, the "Placement Agent Warrants") to purchase that
-------                         ------------------------
number of shares of the Company's Common Stock and Warrants (the "Warrant
                                                                  -------
Shares") equal to 7% of the aggregate number of Shares and Warrants issued in the Offering (including Compensatory Shares), provided that no Placement Agent
                                              --------
Warrants will be due the Placement Agent with respect to the sale of the Insider Shares. Each Warrant will entitle the holder thereof, for a five year period from the later of the Closing Date or the last Additional Closing Date (if any), to purchase one Warrant Share at an exercise price equal to $2.48 per Warrant Share. The Warrant Shares will be entitled to the same registration rights afforded the Shares (and the shares of Common Stock issuable upon exercise of the accompanying Warrants) as set forth in the Subscription Agreement. The Placement Agent Warrants shall be purchasable pursuant to share purchase agreements (the "Share Purchase Warrants") in the form attached hereto as
                 -----------------------
Exhibit B.
----------

          (c) If the Offering is terminated by the Company (i) during the Offering Period (provided you are actively pursuing the Offering during such period), (ii) during any 30 day extension period (provided you are actively pursuing the Offering during such period), or (iii) at the completion of the Offering (provided that you shall have obtained offers to purchase at least the required minimum), and the Placement Agent is not then in default hereunder or has not breached the terms herein, and within six months after termination the Company completes the sale of any of its equity securities (including securities convertible into equity securities) for cash to any person or entity who was introduced to the Company by the Placement Agent, in connection with the Offering or otherwise, then in any such case, the Company shall pay to you 8.0%
                       ----
of the gross sales price of such securities, and shall sell to you, on the terms set forth in this Section 4, Warrants to purchase 10% of the securities so sold.
                  ---------

          5.  Representations and Warranties.
              ------------------------------

          (a) Representations and Warranties of the Company.  The Company
              ---------------------------------------------
represents and warrants to, and agrees with, the Placement that:

          (i) The Company has furnished, or made available through the EDGAR Internet web site of the Commission, to the undersigned true and complete copies of the SEC Filings. As of their respective filing dates, the SEC Filings complied in all material respects with the applicable requirements of the Exchange Act, and the Act and the rules and regulations promulgated under the Exchange Act and the Act. The SEC Filings do not as of their respective dates contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of circumstances under which they were made, not misleading. Each contract, agreement, instrument, lease, license or other document described in the SEC Filings has been accurately described therein in all material respects.

          (ii) No document provided by the Company to Prospective Investors pursuant to Section 6(a)(vii) hereof, and no oral information provided by the
            -----------------
Company to Prospective Investors, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Contracts to which the Company is a party provided by the Company to Prospective Investors shall not be deemed to contain any untrue statement of a material fact or to omit to state any material fact if the contract so provided is a true, correct and complete copy of such contract, as amended or modified through the date it is so provided.

          (iii) The Company has not solicited any offer to buy or offered to sell any Shares or any other securities of the Company during the twelve-month period ending on the date hereof, except as may be described in the SEC Filings or which would not be integrated with the sale of the Shares in a manner that would require the registration of the Offering pursuant to the Act; and the Company has no present intention to solicit any offer to buy or offer to sell any Shares or any other securities of the Company other than pursuant to this Agreement or pursuant to a registered public offering of the Company's securities which may be commenced after the completion of the Offering.

          (iv) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority and all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and declarations and filings with (collectively, "Consents") all federal, state, local, foreign and other
                     --------
governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to carry on its business in the manner described in the Executive Summary, except where the failure to have obtained such Consents would not have a material adverse effect on the Company and except that the Company is not qualified in Tennessee, Massachusetts, Virginia and Ohio; and the Company has not received any notice of proceedings relating to the revocation or modification of any such Consent which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding would result in a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company. The Company is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing or use of property and assets or the conduct of its business makes such qualification necessary, except where such failure to qualify would not have a material adverse effect upon the business of the Company. The Company does not have any operating subsidiaries.

          (v) The Company has, as of the date hereof and subject to the exercise of any outstanding Common Stock purchase rights, an authorized and outstanding capitalization as set forth in the Most Recent 10-Q. Each outstanding share of capital stock of the Company is duly authorized, validly issued, fully paid and nonassessable and has not been issued and is not owned or held in violation of any preemptive rights set forth in the Company's Certificate of Incorporation or By-Laws, each as amended to date, or any agreement to which the Company is a party. The shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants have been reserved for issuance upon the exercise of such warrants and when issued in accordance with the terms thereof will be duly and validly authorized, validly issued, fully paid and nonassessable and free of preemptive rights and no personal liability will attach to the ownership thereof. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for shares of capital stock of the Company, except as may be described in the SEC Filings and except as contemplated hereby. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for any class of share of capital stock of the Company, except as may be described in the SEC Filings and except as contemplated hereby. The capital stock of the Company conforms to the description thereof contained in the SEC Filings.

          (vi) The financial statements of the Company included in the SEC Filings (by incorporation, by reference or otherwise) fairly present, in all material respects, the financial position, the results of operations, cash flows and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, are correct and complete, in all material respects, and are in accordance with the books and records of the Company. Except as previously disclosed to the Placement Agent, there has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company from the latest information set forth in the SEC Filings, except as may be described in the SEC Filings as having occurred.

          (vii) Ernst & Young LLP, who have audited certain financial statements of the Company and performed certain procedures relating to financial statement schedules and other financial information concerning the Company, included in the SEC Filings, are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

          (viii) There is no litigation, arbitration, governmental or other proceeding (formal or informal) or claim or investigation pending or, to the knowledge of the Company, threatened with respect to the Company or any of its operations, businesses, properties or assets, except as may be described in the SEC Filings or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties or assets of the Company. The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be described in the SEC Filings or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, assets or future prospects of the Company.

          (ix) Except as described in the SEC Filings, any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as in the aggregate are not material. Except as described in the SEC Filings, the Company enjoys peaceful and undisturbed possession under all real property leases under which it is operating.

          (x) Except as previously disclosed to the Placement Agent, neither the Company, nor, to the knowledge of the Company, any other party, is in violation or breach of or in default with respect to, complying with any material provision of any contract, agreement, instrument, lease, license, arrangement or understanding which is material to the Company, and each such contract, agreement, instrument, lease, license, arrangement and understanding is in full force and effect and is the legal, valid and binding obligation of the parties thereto enforceable as to them in accordance with its terms (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and to general equitable principles). The Company is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation or By-Laws, each as amended to date.

          (xi) There is no right under any patent, patent application, trademark, trademark application, trade name, service mark, copyright, franchise or other intangible property or asset (all of the foregoing being herein called "Intangibles") necessary to the business of the Company as presently conducted
 -----------
or as the SEC Filings or the Executive Summary indicates it contemplates conducting, except as may be so designated in the SEC Filings or the Executive Summary and which the Company has the right or license to use as necessary. To the Company's knowledge, except as described in the SEC Filings, the Company has not infringed nor is it infringing with respect to Intangibles of others, and the Company has not received notice of infringement with respect to asserted Intangibles of others, which infringement may have a material adverse effect on the Company's business. Except as described in the SEC Filings, to the Company's knowledge there is no Intangible of others which has had or may in the future have a materially adverse effect on the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company.

          (xii) The Company has all requisite corporate power and authority to execute, deliver and perform this Agreement, the Share Purchase Warrants, the Subscription Agreement, the Warrant Agreements and the Escrow Agreement (collectively, the "Operative Agreements") and to consummate the transactions
                    --------------------
contemplated by the Operative Agreements. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance by the Company of the Operative Agreements. This Agreement and the Escrow Agreement have been duly authorized, executed and delivered by the Company, are the legal, valid and binding obligations of the Company and are enforceable as to the Company in accordance with their terms (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and to general equitable principles). The Share Purchase Warrants , Subscription Agreements and Warrant Agreements have been duly authorized by the Company and, when executed and delivered by the Company, will be the legal, valid and binding obligations of the Company enforceable against it in accordance with their respective terms (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and to general equitable principles). No consent, authorization, approval, order, license, certificate or permit of or from, or registration, qualification, declaration or filing with, any federal, state, local, foreign or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery or performance by the Company of the Operative Agreements or the consummation of the transactions contemplated by the Operative Agreements, except (A) the filing of a Notice of Sales of Securities on Form D pursuant to Regulation D, (B) such consents, authorizations, approvals, registrations and qualifications as may be required under securities or "blue sky" laws in connection with the issuance, sale and delivery of the Shares, Warrants, Compensatory Shares and Placement Agent Warrants pursuant to this Agreement, and (C) the filing of the Registration Statement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance of the Operative Agreements or the consummation of the transactions contemplated by the Operative Agreements, which has not been or will not be obtained prior to the Closing or any Additional Closings; and the execution, delivery and performance of the Operative Agreements, and the consummation of the transactions contemplated by the Operative Agreements, will not violate, result in a material breach of, conflict with or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement or understanding (except for any such violation, breach or conflict which has been properly waived thereunder), violate or result in a material breach of any term of the Company's Certificate of Incorporation or By-Laws, each as amended to date, or violate, result in a material breach of or conflict with any law, rule, regulation, order, judgment or decree binding on the Company, or to which any of its operations, businesses, properties or assets are subject.

          (xiii) The Shares, when issued and delivered to the subscribers therefor, pursuant to the terms of this Agreement and the Subscription Agreements, the Warrant Shares, when issued and delivered pursuant to the terms of the Warrants and Placement Agent Warrants, as the case may be, and the Compensatory Shares shall be duly authorized, validly issued, fully paid and nonassessable and shall not have been issued in violation of any preemptive rights set forth in the Company's Certificate of Incorporation or By-Laws, each as amended to date, or any agreement to which the Company is a party.

          (xiv) Subsequent to the dates as of which information is given in the SEC Filings, and except as may otherwise be described on Schedule 5(a)(xiv), (A)
                                                         ------------------
the Company has not, except in the ordinary course of business, incurred any liability or obligation, primary or contingent, for borrowed money, (B) there has not been any material adverse change in the capital stock, short-term debt or long-term debt of the Company, (C) the Company has not entered into any transaction not in the ordinary course of business, (D) the Company has not purchased any of its outstanding capital stock nor declared or paid any dividend or distribution of any kind on its capital stock, (E) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (F) there has not been any material adverse change or any development which the Company reasonably believes could result in a prospective material adverse change, in the financial condition results of operations, business, properties, assets, liabilities or future prospects of the Company.

          (xv) Neither the Company nor, to the knowledge of the Company, any of its affiliates has, directly or through any agent, sold, offered for sale or solicited offers to buy, any security of the Company, as defined in the Act, which is or will be integrated with the sale of the Shares, the Warrants or the Warrant Shares in a manner that would require the registration, pursuant to the Act, of the Offering.

          (xvi) Except as described in or contemplated by the SEC Filings, the Company has good and marketable title to all real and personal property owned by it, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company.

          (xvii) No labor dispute with the employees of the Company exists or is threatened or imminent that could result in a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company, except as described in or contemplated by the SEC Filings.

          (xviii) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from insurers of recognized financial responsibility as may be necessary to continue its business at a cost that would not materially and adversely affect the financial condition results of operations, business, properties, assets, liabilities or future prospects of the Company, except as described in or contemplated by the SEC Filings.

          (xix) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company), and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in the SEC Filings.

          (xx) The Company is not in violation of any law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company has received all permits, licenses or other approvals required of it under applicable occupational safety and health and environmental laws and regulations to conduct its business, and the Company is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company, except as described in or contemplated by the SEC Filings.

          (xxi) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxii) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Company (a) has been subject to the requirements of
Section 12 or 15(d) of the Exchange Act and has filed all the material required to be filed pursuant to Section 13, 14, or 15(d) for a period of at least 12 months immediately preceding the date hereof; and (b) has filed in a timely manner all reports required to be filed during 12 months and any portion of a month immediately preceding the date hereof and, if the Company has used (during the 12 months and any portion of a month immediately preceding the date hereof) Rule 12b-25(b) under the Exchange Act with respect to a report or a portion of a report, that report or portion thereof has actually been filed within the time period prescribed by the rule.

          (b) Representations and Warranties of the Placement Agent.  The
              -----------------------------------------------------
Placement Agent hereby represents and warrants to, and agrees with, the Company and each other as to themselves only as follows:

              (i) The Placement Agent will not offer or sell any Shares and accompanying Warrants to any investor which the Placement Agent does not have reasonable grounds to believe is an "accredited investor."

              (ii) The Placement Agent will not offer or sell any Shares and accompanying Warrants by means of any form of general solicitation or general advertising, including, without limitation, the following:

                  (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and

                  (B) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (iii) The Placement Agent is a member in good standing of the National Association of Securities Dealers, Inc. or a registered representative thereof.

          (iv) The Placement Agent will (A) offer and sell the Shares and accompanying Warrants only in jurisdictions in which the Shares and accompanying Warrants have been registered or are exempt from registration, and (B) not offer or sell Shares and accompanying Warrants in any jurisdiction in which the Placement Agent is not qualified to do so.

          (v) This Agreement has been duly authorized by all necessary action on the part of the Placement Agent and constitutes the legal, valid and binding obligations of the Placement Agent, enforceable against it in accordance with the terms hereof (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and to general equitable principles). The execution, delivery and performance by the Placement Agent of its obligations hereunder will not result in a violation or material breach of any agreement to which the Placement Agent is a party or any law, rule, regulation, order, judgment or decree binding on the Placement Agent.

          6.  Covenants.
              ---------

          (a) Covenants of the Company.  The Company covenants to the Placement
              ------------------------
Agent that it will:

              (i) Notify you immediately, and confirm such notice promptly in writing, (A) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the Closing Date and the last Additional Closing Date (if any) as a result of which the SEC Filings or Executive Summary would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Shares or of an exemption from such registration or qualification in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and you so request, to obtain the lifting thereof as promptly as possible.

              (ii) If, at any time during the period commencing on the date hereof and ending on the later of the Closing Date and the last Additional Closing Date (if any), any event shall have occurred as a result of which the SEC Filings contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to the Placement Agent, it is necessary at any time to supplement or amend the SEC Filings to comply with the Act, Regulation D or any applicable securities or "blue sky" laws, the Company will promptly prepare an appropriate supplement or amendment which will correct such statement or omission or which will effect such compliance.

          (iii) In this Offering, not, directly or indirectly, solicit any offer to buy from, or offer to sell to, any person any Shares and accompanying Warrants except through the Placement Agent.

          (iv) Not solicit any offer to buy or offer to sell Shares and accompanying Warrants by any form of general solicitation or advertising, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

          (vi) Use its best efforts to qualify or register the Shares and accompanying Warrants for offering and sale under, or establish an exemption from such qualification or registration under, the securities or "blue sky" laws of such jurisdictions as you may reasonably request. The Company will not consummate any sale of Shares and accompanying Warrants in any jurisdiction or in any manner in which such sale may not be lawfully made.

          (vii) At all times during the period commencing on the date hereof and ending on the later of the Closing Date and the last Additional Closing Date (if any), provide to each Prospective Investor or his purchaser representative, if any, on request, such information concerning the Offering, the Company and any other relevant matters as it possesses or can acquire without unreasonable effort or expense and extend to each Prospective Investor the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without unreasonable effort or expense, as such Prospective Investor may consider necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such Prospective Investor or purchaser representative, as the case may be.

          (viii) Before accepting any subscription to purchase Shares and accompanying Warrants from, or making any sale to, any Prospective Investor, have reasonable grounds to believe and actually believe that such Prospective Investor (A) meets the suitability requirements for investing in the Shares and accompanying Warrants set forth in the Subscription Agreement, and (B) is an accredited investor; provided, however, that the Company shall not be required
                     --------  -------
to confirm the accuracy of any subscription and may rely upon the information provided by each Prospective Investor in the relevant subscription.

          (ix) Notify you promptly of the acceptance or rejection of any subscription.

          (x) File five (5) copies of a Notice of Sales of Securities on Form D with the Securities and Exchange Commission (the "Commission") no later than 15
                                                  ----------
days after the first sale of the Shares and accompanying Warrants. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish you with copies of all such filings.

          (xi) Place the following legend on all certificates representing the Shares, the Warrants, the Compensatory Shares and the Placement Agent Warrants:

               "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE."

          (xii) Not, directly or indirectly, engage in any act or activity which may jeopardize the status of the offering and sale of the Shares and accompanying Warrants as exempt transactions under the Act or under the securities or "blue sky" laws of any jurisdiction in which the Offering may be made. Without limiting the generality of the foregoing, and notwithstanding anything contained herein to the contrary, the Company shall not, during the six
(6) months following completion of the Offering, (A) directly or indirectly, engage in any offering of securities which, if integrated with the Offering in the manner prescribed by Rule 502(a) of Regulation D and applicable releases of the Commission, may jeopardize the status of the Offering and sale of the Shares and accompanying Warrants as exempt transactions under Regulation D, or (B) engage in any offering of securities, without the opinion of counsel reasonably satisfactory to the Placement Agent, to the effect that such offering would not result in integration with this Offering, or if integration would so result, that such integration would not jeopardize the status of this Offering as an exempt transaction under Regulation D.

               (xiii)  [Intentionally omitted].

               (xiv) Not, during the period commencing on the date hereof and ending on the later of the Closing Date and the last Additional Closing Date (if any), issue any press release or other communication or hold any press conference with respect to the Offering, without your prior written consent, which consent will not be unreasonably withheld.

               (xv) Provided that at least 2,666,666 Shares and accompanying Warrants are sold in the Offering, not, for a period of 12 months after the date of the Final Closing, without your prior written consent, offer, issue, sell, contract to sell, grant any option for the sale of or otherwise dispose of, directly or indirectly, any shares of Common Stock (or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of Common Stock), without first obtaining the written consent of the Placement Agent. Notwithstanding the foregoing, the Company may sell, transfer or dispose of securities in accordance with the terms of the Company's stock option plan and other similar plans disclosed in the SEC Filings, provided that, with respect to options granted to the persons described in Section 8(b)
                                                                  ---------
below, the underlying shares are subject to a similar lock-up arrangement as set forth in Section 8(b) below.
         ---------

        (xvi) For a period of five years after the date hereof, furnish you, without charge, the following:

          (A) as soon as practicable after they are filed with the Commission, three (3) copies of financial statements certified by independent certified public accountants, including a balance sheet, statement of income and statement of cash flows of the Company and its then existing subsidiaries, with supporting schedules, prepared in accordance with generally accepted accounting principles, as at the end of such fiscal year and for the 12 months then ended, which may be on a consolidated basis, and three (3) copies of unaudited interim financial statements, as at the end of each fiscal quarter and for the three (3) months then ended, copies of all of which financial statements shall also be furnished to the purchasers in this Offering;

          (B) as soon as practicable after they have been sent to stockholders of the Company or filed with the Commission, three (3) copies of each annual and interim financial and other report or communication sent by the Company to its stockholders or filed with the Commission; and

          (C) as soon as practicable, two copies of every press release and every material news item and article in respect of the Company or its affairs which was released by the Company.

        (xvii) Comply in all respects with its obligations under the Operative Agreements.

        (xviii) Not, prior to the completion of the Offering, bid for, purchase, attempt to induce others to purchase, or sell, directly or indirectly, any Shares or any other securities of the Company of the same class and series as the Shares in violation of the provisions of Regulation M under the Exchange Act.

          (b) Covenants of the Placement Agent.
              --------------------------------

              (i) The Placement Agent will not accept the subscription of any person unless immediately before accepting such subscription the Placement Agent has reasonable grounds to believe that (A) such person is an "accredited investor," and (B) all representations made and information furnished by such person in the Subscription Agreement and related documents are true and correct in all material respects. The Placement Agent agrees to notify the Company promptly if the Placement Agent shall, at any time during the period after delivery of the documents furnished by such person to the Company in connection with subscription for Shares and accompanying Warrants and immediately before the sale of Shares and accompanying Warrants to such person, no longer reasonably believes one or more of the foregoing matters with respect to such person.

          (ii) The Placement Agent will not solicit purchasers of Shares and accompanying Warrants other than in the jurisdictions in which such solicitation may, upon the advice of counsel, be made under applicable securities or "blue sky" laws and in which the Placement Agent is qualified so to act.

          (iii) The Placement Agent will not sell any Shares and accompanying Warrants to any investor unless a Subscription Agreement is furnished to such investor within a reasonable time prior thereto.

          (iv) Upon notice from the Company that the SEC Filings is to be amended or supplemented (which the Company will promptly give upon becoming aware of any untrue statement of a material fact stated in the SEC Filings or omission to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading), the Placement Agent will immediately cease use of the SEC Filings until the Placement Agent has received such amendment or supplement and the Placement Agent will deliver a copy of such amendment or supplement to each Prospective Investor to whom a copy of the SEC Filings had previously been delivered (and who had not returned such copy) and whose subscription had not been rejected.

          (v) The Placement Agent will not make any representations or other statements concerning the Company or the Offering that are not contained in the SEC Filings.

          (vi) The Placement Agent will not offer or sell any Shares and accompanying Warrants by means of any form of general solicitation or general advertising, including, without limitation, (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium, or broadcast over television or radio; or (B) any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

          7.  Payment of Expenses.
              -------------------

          The Company hereby agrees to pay all fees, charges and expenses incident to the performance by each of the Company and the Placement Agent of its respective obligations hereunder (other than the fees and expenses of counsel to the Placement Agent), including, without limitation, all fees, charges, and expenses in connection with (i) the preparation, printing, reproduction, filing, distribution and mailing of the Subscription Agreements, Warrant Agreements and related documents (including, to the extent requested by a Prospective Investor, copies of the SEC Filings), the Operative Agreements and all other documents relating to the offering, purchase, sale and delivery of the Shares and accompanying Warrants, and any supplements or amendments thereto, including the fees and expenses of counsel to the Company, and the cost of all copies thereof, (ii) the issuance, sale, transfer and delivery of the Shares and accompanying Warrants, the Warrant Shares, the Compensatory Shares and the Placement Agent Warrants, including any transfer or other taxes payable thereon and the fees of any Transfer Agent, Warrant Agent or Registrar, (iii) the registration or qualification of the Shares or the securing of an exemption therefrom under state or foreign "blue sky" or securities laws, including, without limitation, filing fees payable in the jurisdictions in which such registration or qualification or exemption therefrom is sought, the costs of preparing preliminary, supplemental and final "Blue Sky Surveys" relating to the offer and sale of the Shares and the fees and disbursements of counsel to the Placement Agent in connection with such "blue sky" matters, (iv) the filing fees, if any, payable to the Commission, and (v) the retention of the Escrow Agent, including the fees and expenses of the Escrow Agent for serving as such and the fees and expenses of its counsel; provided, however, that the Company shall reimburse the Placement Agent for its expenses hereunder up to a maximum of $30,000.

          8.  Conditions of Placement Agent's Obligations.  The obligations of
              -------------------------------------------
the Placement Agent pursuant to this Agreement shall be subject, in its discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Placement Agent, as of the date hereof and as of the Closing Date (and, if applicable, each Additional Closing
Date), to the performance by the Company of its obligations hereunder, and to the following conditions:

          (a) At the Closing and each Additional Closing, as the case may be, the Placement Agent shall have received the favorable opinions of counsel for the Company, in substantially the form of Exhibit C hereto.
                                          ---------

          (b) On or prior to the Closing Date and each Additional Closing Date, as the case may be, the Placement Agent shall have been furnished such information, documents and certificates as it may reasonably require for the purpose of enabling it to review the matters referred to in this Section 8 and
                                                                 ---------
in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties, covenants, agreements or conditions herein contained, or as it may otherwise reasonably request.

          (c) At the Closing and each Additional Closing, as the case may be, the Placement Agent shall have received a certificate of the chief executive officer of the Company, dated the Closing Date or such Additional Closing Date, as the case may be, to the effect that, as of the date of this Agreement and as of the Closing Date or such Additional Closing Date, as the case may be, the representations and warranties of the Company contained herein were and are accurate, and that as of the Closing Date or such Additional Closing Date, as the case may be, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed.

          (d) All proceedings taken in connection with the issuance, sale and delivery of the Shares shall be reasonably satisfactory in form and substance to you and your counsel.

          (e) There shall not have occurred, at any time prior to the Closing or, if applicable, an Additional Closing, as the case may be, (i) any domestic or international event, act or occurrence which has materially disrupted, or in your reasonable opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market; (iii) any outbreak of major hostilities or other national or international calamity affecting securities markets in the

United States; (iv) any banking moratorium declared by a state or federal authority; (v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States; (vii) any material adverse change in the business, properties, assets, results of operations or financial condition of the Company; or (viii) any change in the market for securities in general or in political, financial or economic conditions which, in your reasonable business judgment, makes it inadvisable to proceed with the offering, sale and delivery of the Shares.

          Any certificate or other document signed by any officer of the Company and delivered to you or to your counsel as required hereunder shall be deemed a representation and warranty by the Company hereunder as to the statements made therein. If any condition to your obligations hereunder has not been fulfilled as and when required to be so fulfilled, you may terminate this Agreement or, if you so elect, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment. In the event that you elect to terminate this Agreement, you shall notify the Company of such election in writing. Upon such termination, neither party shall have any further liability or obligation to the other except as provided in Section 10 hereof.
                                                 ----------

          9.  Indemnification and Contribution.
              --------------------------------

          (a) The Company agrees to indemnify and hold harmless the Placement Agent, its respective officers, directors, stockholders, employees, agents, advisors, consultants and counsel, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage and expense (which shall include, for all purposes of this Section 9, without limitation,
                                               ---------
reasonable attorneys' fees and any and all expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the SEC Filings, the Executive Summary or in any document delivered or statement made pursuant to Section 6(a)(vii), (B) the Registration Statement or any
                 -----------------
amendment or supplement thereto, or (C) in any application or other document or communication (in this Section 9 collectively called an "application") executed
                       ---------                         -----------
by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify the Shares or the Compensatory Shares under the "blue sky" or securities laws thereof or in order to secure an exemption from such registration or qualification or filed with the Commission, or any omission or alleged omission to state a material fact required to be stated in the items listed in clauses
(A), (B) or (C) or necessary to make the statements therein, in light of the circumstances in which made, not misleading (unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent with respect to the Compensatory Shares); or (ii) any breach of any representation, warranty, covenant or agreement of the Company contained in the Operative Agreements. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

          If any action is brought against the Placement Agent or any of its officers, directors, stockholders, employees, agents, advisors, consultants and counsel, or any controlling persons of the Placement Agent (an "indemnified
                                                                -----------
party"), in respect of which indemnity may be sought against the Company
-----
pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company (the "indemnifying party") in writing of the
                                  ------------------
institution of such action (but the failure so to notify shall not relieve the indemnifying party from any liability it may have other than pursuant to this

Section 9(a) unless such failure materially prejudices the indemnifying party),
------------
and the indemnifying party shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to one or more of the indemnifying parties and it would be inappropriate for the same counsel to represent both parties due to actual or potential differing interests between them, in any of which events such reasonable fees and expenses shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent.
The Company agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Shares, the Executive Summary or any application.

          (b) The Placement Agent agrees to indemnify and hold harmless the Company, its officers, directors, employees, agents and counsel, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Placement Agent in Section 9(a), with respect
                                                     ------------
to (i) any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which they were made, not misleading, but only with respect to statements or omissions in the Registration Statement or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent with respect to the Compensatory Shares; or
(ii) any breach of any representation, warranty, covenant or agreement of the Placement Agency in the Operative Agreements. If any action shall be brought against the Company or any other person so indemnified in respect of which indemnity may be sought against the Placement Agent pursuant to this Section
                                                                     -------
9(b), the Placement Agent shall have the rights and duties given to the
----
indemnifying party, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 9(a). The foregoing agreement to indemnify shall be in addition to
   ------------
any liability the Placement Agent may otherwise have, including liabilities arising under this Agreement.

          (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 9(a) or
                                                                ------------
9(b) but it is found in a final judicial determination, not subject to further
----
appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee, agent or counsel of the Company or any controlling person of the Company), on the one hand, and the Placement Agent (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent in connection with the facts which resulted in such losses, liabilities, claims, damages and expenses shall also be considered. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of compensation payable to the Placement Agent pursuant to Section 4 hereof but before deducting expenses)
                            ---------
received by the Company, bears to (y) the compensation received by the Placement Agent pursuant to Section 4 hereof.
                  ---------

          The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 9(c). In no case shall the Placement Agent be responsible
           ------------
for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 4 hereof less the aggregate amount of any
                           ---------
damages that the Placement Agent has otherwise been required to pay in respect of the same or any substantially similar claim. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 9(c), each person,
                                                    ------------
if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, stockholder, employee, agent and counsel of the Placement Agent shall have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, employee, agent and counsel of the Company shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 9(c). Anything
                                                        ------------
in this Section 9(c) to the contrary notwithstanding, no party shall be liable
        ------------
for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 9(c) is intended to supersede any right to
                      ------------
contribution under the Act, the Exchange Act or otherwise.

          10.  Representations and Agreements to Survive Delivery.  All
               --------------------------------------------------
representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements at the Closing Date and, if applicable, each Additional Closing Date, and such representations, warranties, covenants and agreements, including the indemnity and contribution agreements contained in Section 9, shall remain
                                                   ---------
operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any indemnified person, or by or on behalf of the Company or any person or entity which is entitled to be indemnified under Section 9(b), and shall survive termination of this Agreement
                  ------------
or the issuance, sale and delivery of the Shares. In addition, notwithstanding any election hereunder or any termination of this Agreement, and whether or not the terms of this Agreement are otherwise carried out, the provisions of

Sections 6(a)(x), 6(a)(xvii), 7, 9, 10 and 12 shall survive termination of this
----------------  ----------  -  -  --     --
Agreement and shall not be affected in any way by such election or termination or failure to carry out the terms of this Agreement or any part thereof.

          11.  Notices.  All communications hereunder, except as may be
               -------
otherwise specifically provided herein, shall be in writing and, if sent to the Placement Agent, shall be mailed, delivered or telexed or telegraphed and confirmed by letter, to the address set forth above, or if sent to the Company, shall be mailed, delivered or telexed or telegraphed and confirmed by letter, to Cardima, Inc., 47266 Benicia Street, Fremont, California 94538, Attention:
President. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

          12.  Assignment.  This Agreement shall not be assigned by any party
               ----------
hereto without the prior written consent of the other parties hereto.

          13.  Parties.  This Agreement shall inure solely to the benefit of,
               -------
and shall be binding upon, the Placement Agent and the Company and the persons and entities referred to in Section 9 who are entitled to indemnification or
                            ---------
contribution and their respective successors, legal representatives and assigns (which shall not include any purchaser, as such, of Shares), and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

          14.  Construction.  This Agreement shall be construed in accordance
               ------------
with the laws of the State of New York, without giving effect to conflict of laws.



                           [INTENTIONALLY LEFT BLANK]

          15.  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

          If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                              Very truly yours,

                              CARDIMA, INC.

                              By:_______________________________________________
                              Name:
                              Title:

Accepted as of the date first above written.
New York, New York

SUNRISE SECURITIES CORP.

By:_______________________________________
Name:
Title:

                                   EXHIBIT A
                                   ---------

                   Subscription Agreement; Warrant Agreement

                                   EXHIBIT B
                                   ---------

                     Placement Agent Share Purchase Warrant

                                   EXHIBIT C
                                   ---------

                       Opinion of Counsel to the Company

                               SCHEDULE 5(a)(xiv)
                              -------------------

                                      None

                                      -26-